UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2021

First Advantage Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31666	84-3884690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Concourse Parkway NE, Suite 200

Atlanta, Georgia 30328

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 314-9761

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering” or the “IPO”) of common stock, par value $0.001 per share (the “Common Stock”) of First Advantage Corporation (the “Company”), described in the prospectus (as amended, the “Prospectus”), dated June 22, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-256622) (as amended, the “Registration Statement”), the Company entered into a Stockholders’ Agreement, dated June 25, 2021, by and among the Company, SLP Fastball Aggregator L.P., Workday, Inc., and the management stockholders named therein (the “Stockholders’ Agreement”) with substantially the same terms described in the Prospectus and as set forth in the form previously filed as Exhibit 10.20 to the Registration Statement. For further information regarding the Stockholders’ Agreement, see “Certain Relationships and Related Party Transactions—Stockholders’ Agreement” in the Prospectus.

A copy of the Stockholders’ Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Omnibus Incentive Plan

Effective upon pricing of the Offering on June 22, 2021, the Company’s Board of Directors (the “Board”) and its stockholders adopted and approved the First Advantage Corporation 2021 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), substantially in the form previously filed as Exhibit 10.2 to the Registration Statement. The Omnibus Incentive Plan provides for the granting of stock options, restricted stock, restricted stock units, and other stock-based or performance-based awards to certain directors, officers, employees, consultants, and advisors of the Company. For further information regarding the Omnibus Incentive Plan, see “Executive Compensation—Actions in Connection with this Offering —First Advantage Corporation 2021 Omnibus Incentive Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is filed herewith as Exhibit 10.2 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

2021 Employee Stock Purchase Plan

Effective upon closing of the Offering, the Board and the Company’s stockholders adopted and approved the First Advantage Corporation 2021 Employee Stock Purchase Plan (the “ESPP”), substantially in the form previously filed as Exhibit 10.1 to the Registration Statement. The ESPP provides eligible employees of the Company with an opportunity to purchase the Company’s Common Stock at a discount. For further information regarding the ESPP, see “Executive Compensation—Actions in Connection with this Offering—First Advantage Corporation 2021 Employee Stock Purchase Plan” in the Prospectus.

A copy of the ESPP is filed herewith as Exhibit 10.3 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

Election of Directors

Effective immediately prior to the effectiveness of the Company’s Registration Statement on Form 8-A on June 23, 2021, (i) Susan R. Bell was elected to serve as a new member of the Company’s Board, as the chair of the Audit Committee of the Company’s Board, and as a member of the Compensation Committee of the Company’s Board; (ii) James L. Clark was elected to serve as a new member of the Company’s Board and as a member of the Nominating and Corporate Governance Committee of the Company’s Board; and (iii) Judith Sim was elected to serve as a new member of the Company’s Board, as a member of the Audit Committee of the Company’s Board, and as the chair of the Nominating and Corporate Governance Committee of the Company’s Board. The Board has determined that each of Susan R. Bell, James L. Clark, and Judith Sim meets the applicable independence standards set forth in Nasdaq’s Listing Rules and that each of Susan R. Bell, and Judith Sim satisfies the audit committee independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Company’s Amended and Restated Certificate of Incorporation (the “Charter”) provides for a classified board of directors. Mr. Staples and Ms. Bell are Class I directors and shall initially serve for a term expiring at the first annual meeting of stockholders following the IPO. Mr. Clark and Ms. Stoica are Class II directors and shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO. Mr. Osnoss, Mr. Rudella, and Ms. Sim are Class III directors and shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO. Commencing with the first annual meeting following the IPO, directors in the class whose term expires at the annual meeting shall be elected for a three year term.

There are no arrangements or understandings between any of Ms. Bell, Mr. Clark, and Ms. Sim, and any other person pursuant to which he or she was appointed as a director of the Company.

Ms. Bell, Mr. Clark, and Ms. Sim are eligible to receive compensation pursuant to the First Advantage Corporation Non-Employee Director Compensation Policy, as described in the Prospectus under “Executive Compensation— Director Compensation.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2021, the Company’s Charter, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 1,000,000,000 shares of Common Stock and 250,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On June 25, 2021, the Company completed the Offering of 29,325,000 shares of common stock. Of the shares sold, 22,856,250 shares were sold by the Company (including 2,981,250 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares) and 6,468,750 shares were sold by certain existing stockholders of the Company (including 843,750 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares) at an initial public offering price of $15.00 per share to a syndicate of underwriters led by Barclays Capital Inc., BofA Securities, Inc., and J.P. Morgan Securities LLC, as lead bookrunners for the Offering. Citigroup Global Markets Inc., Evercore Group L.L.C., Jefferies LLC, RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, and HSBC Securities (USA) Inc. acted as bookrunners for the Offering, and Citizens Capital Markets, Inc., KKR Capital Markets LLC, MUFG Securities Americas Inc., Loop Capital Markets LLC, R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc., and Roberts & Ryan Investments, Inc., acted as co-managers for the Offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of First Advantage Corporation

3.2	Amended and Restated Bylaws of First Advantage Corporation

10.1	Stockholders’ Agreement, dated June 25, 2021, by and among the First Advantage Corporation, SLP Fastball Aggregator L.P., Workday, Inc., and the management stockholders named therein

10.2	First Advantage Corporation 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 filed with the Registrant’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 25, 2021)

10.3	First Advantage Corporation 2021 Employee Stock Purchase Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 25, 2021	First Advantage Corporation

	By:	/s/ Scott Staples
	Name:	Scott Staples
	Title:	Chief Executive Officer